Exhibit 99.1

NEWS

Cooper Tire Reaches Agreement with Chengshan Group

and CCT Labor Union on Path Forward for CCT Joint Venture

Agreement establishes process for determining future ownership of CCT beginning with independent valuation; positions Cooper to resume regular financial reporting

FINDLAY, Ohio, USA – January 31, 2014 –Cooper Tire & Rubber Company (NYSE: CTB) today announced it has signed an agreement with Chengshan Group Company Ltd. and the CCT labor union establishing a path forward for the Cooper Chengshan (Shandong) Tire Company Ltd. (CCT) joint venture.

The agreement establishes a process for determining the future ownership of CCT, which begins with engaging an independent valuation firm to determine the fair market value of CCT. Once a valuation is established, Chengshan will have the first option to either purchase Cooper’s 65 percent interest or to sell its 35 percent interest to Cooper, making CCT a wholly-owned subsidiary of Cooper. If Chengshan determines not to exercise either of these options, Cooper has the right under the agreement to purchase Chengshan’s 35 percent interest. The options are conditioned on Cooper reporting its financial results within a specified timeframe. In the event that neither party elects to purchase the others’ interest, the agreement allows for continuation of the joint venture as currently structured.

The agreement further stipulates that should Chengshan purchase Cooper’s stake in the joint venture, Cooper will continue to have offtake rights with CCT agreeing to produce Cooper brand products, including Truck and Bus Radial (TBR) tires, for a minimum of three years.

The agreement also confirms that, with the support of the labor union and Chengshan, normal operations will be sustained at CCT including the production of Cooper brand products and access to financial and operational data that will allow Cooper to resume regular financial reporting.

“With this agreement, Cooper gains certainty regarding sustained normal operations at CCT as well as a defined process for determining the long-term ownership of the joint venture based on a fair market value,” said Cooper Chairman, Chief Executive Officer and President Roy Armes.

“If Cooper sells its interest in CCT to Chengshan, the commercial offtake rights secure a future supply of product for our customers. Cooper will also have added flexibility to enter into acquisitions, new offtake relationships, or possible greenfield development of additional production capacity anywhere around the world to support the expansion of our TBR business. If Cooper buys Chengshan’s minority interest in CCT, we will have the certainty of a wholly-owned asset with an experienced team in place that will continue our China growth strategy,” Armes added.

“In either scenario, China is a core growth market for Cooper and we will continue to rely on the existing sales and marketing organization and technology team we have in China, as well as our CKT manufacturing operation located outside of Shanghai in Kunshan. This wholly-owned facility has continued to grow and evolve into a world-class operation with ample capacity for further expansion,” Armes said.

“Overall, this agreement puts Cooper in a solid position to aggressively pursue our strategic plan, which is focused on driving stockholder value as its overarching goal. Cooper now has a clear path to resume regular financial reporting, and as the long-term ownership of CCT is determined, we will continue to address our capital deployment options to deliver maximum value for our stockholders,” Armes concluded.

Cooper Management Webcast for Investors Today at 9 a.m. EST

Cooper management will hold a webcast regarding the agreement at 9 a.m. EST today, January 31. The webcast may be accessed at http://www.media-server.com/m/p/yp9skj78 or at the company’s investor relations website at http://coopertire.com/investors.aspx. Beginning approximately two hours after the webcast, an archive of the webcast will be available at both urls for 30 days.

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Cooper/Chengshan/CCT Labor Union Agreement—2

About Cooper Tire & Rubber Company

Cooper Tire & Rubber Company is the parent company of a global family of companies that specialize in the design, manufacture, marketing, and sales of passenger car and light truck tires. Cooper has joint ventures, affiliates and subsidiaries that also specialize in medium truck, motorcycle and racing tires. Cooper’s headquarters is in Findlay, Ohio, with manufacturing, sales, distribution, technical and design facilities within its family of companies located in 11 countries around the world. For more information on Cooper Tire, visit www.coopertire.com, www.facebook.com/coopertire or www.twitter.com/coopertire.

Cooper Media Contact:

Anne Roman

+1 419-429-7189

alroman@coopertire.com

Cooper Investor Contact:

+1 419-424-4165

investorrelations@coopertire.com

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are not based on historical facts but instead reflect Cooper’s expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “project,” “may,” “could,” “intend,” “intent,” “belief,” “estimate,” “plan,” “likely,” “will,” “should” or similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those expressed or indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved.

The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances.

Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas and the unavailability of such raw materials or energy sources; the failure of Cooper’s suppliers to timely deliver products in accordance with contract specifications; changes in economic and business conditions in the world; failure to implement information technologies or related systems, including failure by Cooper to successfully implement an ERP system; increased competitive activity including actions by larger competitors or lower-cost producers; the failure to achieve expected sales levels; changes in Cooper’s customer relationships, including loss of particular business for competitive or other reasons; litigation brought against Cooper, including products liability claims, which could result in material damages against Cooper; changes to tariffs or the imposition of new tariffs or trade restrictions; changes in pension expense and/or funding resulting from investment performance of Cooper’s pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; government regulatory and legislative initiatives including environmental and healthcare matters; volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; changes in interest or foreign exchange rates; an adverse change in Cooper’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; the risks associated with doing business outside of the United States; the failure to develop technologies, processes or products needed to support consumer demand; technology advancements; the inability to recover the costs to develop and test new products or processes; the impact of labor problems, including labor disruptions at Cooper or at one or more of its large customers or suppliers; failure to attract or retain key personnel; consolidation among competitors or customers; inaccurate assumptions used in developing Cooper’s strategic plan or operating plans or the inability or failure to successfully implement such plans; failure to successfully integrate acquisitions into operations or their related financings may impact liquidity and capital resources; the impact of labor disruptions and changes in Cooper’s relationship with, or ownership interests in, joint-venture partners; the ability to sustain operations at the Cooper Chengshan (Shandong) Tire Company Ltd. joint venture (“CCT”), including obtaining financial and other operational data of CCT; the inability to obtain and maintain price increases to offset higher production or material costs; inability to adequately protect Cooper’s intellectual property rights; inability to use deferred tax assets; the ultimate outcome of legal actions brought by Cooper against wholly-owned subsidiaries of Apollo Tyres Ltd.; and other factors that are set forth in management’s discussion and analysis of Cooper’s most recently filed reports with the SEC. This list of factors is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty.

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